SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 23	☒
(File No. 33-62407)

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 117	☒
(File No. 811-07355)

(Check appropriate box or boxes)

RiverSource Variable Account 10

(Exact Name of Registrant)

RiverSource Life Insurance Company

(Name of Depositor)

70100 Ameriprise Financial Center, Minneapolis, MN	55474
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code (612) 671-8056

Timothy Crawford, 50607 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2016 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on (date) pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus
May 1, 2016
RiverSource®
Flexible Portfolio Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10
New contracts are not currently being offered.
This prospectus contains information that you should know before investing. Prospectuses are also available for:
Columbia Funds Variable Series Trust II
Invesco Variable Insurance Funds
Putnam Variable Trust – Class IA Shares
Please read the prospectuses carefully and keep them for future reference.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.
A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

0    RiverSource Flexible Portfolio Annuity — Prospectus

RiverSource Flexible Portfolio Annuity — Prospectus    1

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our service center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) (including inherited IRAs) under Section 408(b) of the Code
•	Roth IRAs (including inherited Roth IRAs) under Section 408A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Plans under Section 401(k) of the Code
•	Custodial and investment only plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
•	Plans under Section 457 of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.

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RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the service center. Any transaction or service requests sent or directed to any location other than our service center may end up delayed or not processed. Our service center address and telephone number are listed on the first page of the prospectus.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our service center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our service center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

4    RiverSource Flexible Portfolio Annuity — Prospectus

The Contract in Brief
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less applicable premium tax). If the contract value goes to zero due to the underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract will terminate.
Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code including 403(b) plans. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
Accounts: Currently, you may allocate your purchase payments among any or all of:
•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”)
•	the fixed account, which earns interest at a rate that we adjust periodically. (See “The Fixed Account”)
Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (See “Transferring Among Accounts”)
Surrenders: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you surrender prior to your reaching age 59½) and may have other tax consequences; also, certain restrictions apply. (See “Surrenders”)
Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (See “The Annuity Payout Period”)
Taxes: Generally, income earned on your contract value grows tax-deferred until you take a surrender or begin to receive payouts. Upon surrender, income taxes generally apply, (under certain circumstances, IRS penalty taxes may apply to surrenders) unless you direct such amounts to be transferred to another investment within the same retirement plan or have them directly rolled over to another eligible retirement plan such as an IRA. The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, generally you will be taxed on the income if you are the owner. (see “Taxes”)

RiverSource Flexible Portfolio Annuity — Prospectus    5

Expense Summary
The following tables describe the fees and expenses that you paid when buying, owning and making a surrender from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a surrender from the contract. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Surrender charge
(Contingent deferred sales charge as a percentage of purchase payments surrendered)
Contract year	Surrender charge percentage
1-3	7%
4	6
5	5
6	4
7	3
8	2
Thereafter	0
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.18% or 6.68% depending on the applicable assumed investment rate. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Surrender charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Contract Administrative Charge
$30
(We will waive this fee when your contract value is $25,000 or more on the contract anniversary.)
Annual Variable Account Expenses
(As a percentage of average daily subaccount value)
Mortality and expense risk fee	1.25%
Annual Operating Expenses of the Funds
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2015, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

6    RiverSource Flexible Portfolio Annuity — Prospectus

Minimum and maximum annual operating expenses for the funds
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.62	1.49
(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Total annual operating expenses for each fund*
Fund name	Management fees(%)	Distribution and/or Service 12b-1 fees(%)	Other expenses(%)	Acquired fund fees and expenses(%)**	Total annual operating expenses(%)	Contractual fee waiver and/or expense reimbursement(%)	Total annual operating expenses after fee waiver(%)
Columbia Variable Portfolio – Balanced Fund (Class 3)	0.70	0.13	0.11	—	0.94	0.02	0.92 (1)
Columbia Variable Portfolio – Disciplined Core Fund (Class 3)***	0.65	0.13	0.08	—	0.86	—	0.86
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.63	0.13	0.09	—	0.85	—	0.85
Columbia Variable Portfolio – Emerging Markets Fund (Class 3)	1.18	0.13	0.18	—	1.49	—	1.49 (2)(3)
Columbia Variable Portfolio – Global Bond Fund (Class 3)	0.65	0.13	0.12	—	0.90	0.08	0.82 (4)
Columbia Variable Portfolio – Government Money Market Fund (Class 3)***	0.39	0.13	0.10	—	0.62	0.04	0.58 (5)
Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.65	0.13	0.12	—	0.90	0.01	0.89 (6)
Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)	0.47	0.13	0.07	—	0.67	—	0.67
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)	0.82	0.13	0.13	—	1.08	0.19	0.89 (6)
Columbia Variable Portfolio – Select International Equity Fund (Class 3)	0.87	0.13	0.13	—	1.13	0.10	1.03 (2)(7)
Invesco V.I. Core Equity Fund, Series I Shares	0.61	—	0.29	0.01	0.91	0.01	0.90 (8)
Putnam VT Multi-Cap Growth Fund – Class IA Shares	0.55	—	0.11	—	0.66	—	0.66
*	The Funds provided the information on their expenses and we have not independently verified the information.
**	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).
***	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.
(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.915%.
(2)	Management fee rate has been restated to reflect current management fee rates.
(3)	Other expenses are based on estimated amounts for the Fund’s current fiscal year.
(4)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.815%.
(5)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.575%.

RiverSource Flexible Portfolio Annuity — Prospectus    7

(6)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.885%.
(7)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.025%.
(8)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.
Examples
These examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses.(*) This example assumes the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be lower, based on this assumption your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$1,011	$1,649	$2,109	$3,362	$311	$949	$1,609	$3,362
Minimum Expenses.(*) This example assumes the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be higher, based on this assumption your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$922	$1,381	$1,663	$2,478	$222	$681	$1,163	$2,478
(*)	In these examples, the contract administrative charge is $30.

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Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2015.
Variable account charges of 1.25% of the daily net assets of the variable account.
Year ended Dec. 31,	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Columbia Variable Portfolio – Balanced Fund (Class 3) (03/05/1996)
Accumulation unit value at beginning of period	$2.64	$2.43	$2.02	$1.79	$1.77	$1.60	$1.30	$1.88	$1.87	$1.66
Accumulation unit value at end of period	$2.65	$2.64	$2.43	$2.02	$1.79	$1.77	$1.60	$1.30	$1.88	$1.87
Number of accumulation units outstanding at end of period (000 omitted)	24,698	26,658	29,047	31,868	35,492	41,584	50,261	63,701	91,481	134,037

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (03/05/1996)
Accumulation unit value at beginning of period	$2.22	$1.95	$1.48	$1.31	$1.27	$1.09	$0.89	$1.56	$1.53	$1.35
Accumulation unit value at end of period	$2.21	$2.22	$1.95	$1.48	$1.31	$1.27	$1.09	$0.89	$1.56	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	57,779	63,628	70,870	79,845	91,927	109,733	134,225	171,961	243,359	364,571

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (02/13/2009)
Accumulation unit value at beginning of period	$2.29	$2.11	$1.68	$1.49	$1.59	$1.38	$1.00	—	—	—
Accumulation unit value at end of period	$2.19	$2.29	$2.11	$1.68	$1.49	$1.59	$1.38	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	29,749	34,044	38,256	43,172	51,706	62,741	77,782	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (02/13/2009)
Accumulation unit value at beginning of period	$1.86	$1.93	$1.99	$1.67	$2.14	$1.81	$1.00	—	—	—
Accumulation unit value at end of period	$1.67	$1.86	$1.93	$1.99	$1.67	$2.14	$1.81	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,853	18,992	21,919	25,559	31,273	39,511	47,142	—	—	—

Columbia Variable Portfolio – Global Bond Fund (Class 3) (05/01/1996)
Accumulation unit value at beginning of period	$1.84	$1.84	$2.02	$1.93	$1.86	$1.77	$1.61	$1.63	$1.54	$1.46
Accumulation unit value at end of period	$1.70	$1.84	$1.84	$2.02	$1.93	$1.86	$1.77	$1.61	$1.63	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	6,289	7,556	9,073	11,594	13,207	15,395	18,436	24,387	29,881	43,931

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (03/05/1996)
Accumulation unit value at beginning of period	$1.23	$1.25	$1.26	$1.28	$1.30	$1.31	$1.33	$1.31	$1.27	$1.23
Accumulation unit value at end of period	$1.22	$1.23	$1.25	$1.26	$1.28	$1.30	$1.31	$1.33	$1.31	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	15,373	17,745	21,182	25,726	33,543	17,657	26,429	52,399	53,380	58,183

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (05/01/1996)
Accumulation unit value at beginning of period	$2.48	$2.42	$2.31	$2.02	$1.94	$1.72	$1.13	$1.53	$1.52	$1.39
Accumulation unit value at end of period	$2.42	$2.48	$2.42	$2.31	$2.02	$1.94	$1.72	$1.13	$1.53	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	12,793	15,173	17,663	20,820	23,616	27,791	34,092	42,231	64,660	107,467

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (03/05/1996)
Accumulation unit value at beginning of period	$1.90	$1.82	$1.89	$1.78	$1.69	$1.58	$1.40	$1.51	$1.45	$1.41
Accumulation unit value at end of period	$1.88	$1.90	$1.82	$1.89	$1.78	$1.69	$1.58	$1.40	$1.51	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	20,652	24,259	29,291	39,761	43,797	52,791	62,551	74,132	94,011	125,947

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$1.49	$1.41	$1.09	$0.99	$1.18	$0.95	$0.59	$1.08	$0.96	$1.00
Accumulation unit value at end of period	$1.55	$1.49	$1.41	$1.09	$0.99	$1.18	$0.95	$0.59	$1.08	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	17,356	18,998	21,172	23,576	27,721	31,578	36,757	43,647	58,005	84,783

Columbia Variable Portfolio – Select International Equity Fund (Class 3) (03/05/1996)
Accumulation unit value at beginning of period	$1.53	$1.70	$1.41	$1.21	$1.40	$1.24	$0.99	$1.68	$1.51	$1.23
Accumulation unit value at end of period	$1.59	$1.53	$1.70	$1.41	$1.21	$1.40	$1.24	$0.99	$1.68	$1.51
Number of accumulation units outstanding at end of period (000 omitted)	19,593	21,089	23,789	26,997	33,208	41,245	51,869	68,928	101,902	154,153

Invesco V.I. Core Equity Fund, Series I Shares (03/05/1996)
Accumulation unit value at beginning of period	$3.02	$2.83	$2.22	$1.97	$2.00	$1.85	$1.46	$2.11	$1.98	$1.72
Accumulation unit value at end of period	$2.81	$3.02	$2.83	$2.22	$1.97	$2.00	$1.85	$1.46	$2.11	$1.98
Number of accumulation units outstanding at end of period (000 omitted)	28,818	32,557	36,480	41,628	49,041	58,751	72,541	92,625	128,470	199,591

Putnam VT Multi-Cap Growth Fund – Class IA Shares (03/05/1996)
Accumulation unit value at beginning of period	$2.41	$2.15	$1.59	$1.37	$1.46	$1.24	$0.94	$1.56	$1.49	$1.38
Accumulation unit value at end of period	$2.38	$2.41	$2.15	$1.59	$1.37	$1.46	$1.24	$0.94	$1.56	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	25,133	27,826	30,597	34,299	39,973	47,515	57,178	71,705	97,679	149,236

RiverSource Flexible Portfolio Annuity — Prospectus    9

Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds. The contract currently offers subaccounts investing in shares of the funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the

10    RiverSource Flexible Portfolio Annuity — Prospectus

fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue.

RiverSource Flexible Portfolio Annuity — Prospectus    11

Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:
•	Compensating, training and educating investment professionals who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting, transaction processing, recordkeeping and administration.
•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “Distribution and/or Service 12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “Distribution and/or Service 12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.
You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3) (previously Columbia Variable Portfolio - Large Core Quantitative Fund (Class 3))	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks high a level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC

12    RiverSource Flexible Portfolio Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3) (previously Columbia Variable Portfolio - Cash Management Fund (Class 3))	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select International Equity Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Invesco V.I. Core Equity Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Putnam VT Multi-Cap Growth Fund - Class IA Shares	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager
The Fixed Account
You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our revenues and expenses.
Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See “Making the Most of Your Contract — Transfer policies” for restrictions on transfers involving the fixed account.)
Buying Your Contract
New contracts are not currently being offered.
As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy.

RiverSource Flexible Portfolio Annuity — Prospectus    13

We applied your initial purchase payment to the accounts you selected within two business days after we received it at our service center. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our service center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our service center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
The Retirement Date
Annuity payouts are scheduled to begin on the retirement date. This means that the contract will be annuitized (converted to a stream of monthly payments) and the first payment will be sent on the retirement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. You will no longer have access to your contract value. In addition, the death benefit will end.
Generally, the retirement date must be no later than the annuitant’s 95th birthday or the tenth contract anniversary. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable tax laws, provided you send us written instructions at least 30 days before annuity payouts begin.
Six months prior to your retirement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Plan B – Life annuity with 10 years certain, will begin on the retirement date, and monthly annuity payouts will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.
If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new retirement date, your contract will not be automatically annuitized. If you satisfy your required minimum distributions (RMDs) for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuitization payments for these contracts.
Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program. (See “TSA — Special Provisions.”)
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the retirement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Minimum allowable purchase payments(1)
If paying by installments under a scheduled payment plan:
$23.08 biweekly
$50 per month
If paying by any other method:
$50
(1)	If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts sold to New Jersey residents.
Maximum allowable annual purchase payments(2)(based on your age or the age of the annuitant (whoever is older) on the effective date of the contract):
$100,000 through age 85

14    RiverSource Flexible Portfolio Annuity — Prospectus

$50,000 for ages 86 to 90
(2)	These annual limits apply in total to all RiverSource Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
Your sales representative can help you set up:
•	an automatic payroll deduction, salary reduction or other group billing arrangement; or
•	a bank authorization.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.
We will waive this charge when your contract value is $25,000 or more on the current contract anniversary.
If you surrender your contract, we will deduct the charge at the time of surrender. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Mortality and Expense Risk Fee
We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1.25% of the subaccounts’ average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

RiverSource Flexible Portfolio Annuity — Prospectus    15

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.
Surrender Charge
If you surrender part or all of your contract you may be subject to a surrender charge. We calculate the surrender charge by drawing from your total contract value in the following order:
•	First, we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). We do not assess a surrender charge on this amount.
NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.
•	If necessary, we surrender amounts representing purchase payments not previously surrendered. The surrender charge rate on these purchase payments is as follows:

Contract year	Surrender charge as a percentage of purchase payments surrendered
1-3	7%
4	6
5	5
6	4
7	3
8	2
Thereafter	0
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.
Example
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:
Amount requested	or	$1,000	=	$1,075.27
1.00 – withdrawal charge		.93
By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.18% or 6.68% depending on the applicable assumed investment rate. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.

16    RiverSource Flexible Portfolio Annuity — Prospectus

Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Waiver of surrender charge
We do not assess surrender charges for:
•	surrenders of any contract earnings;
•	RMDs from a qualified annuity provided the amount is no greater than the RMD amount calculated under your specific contract, currently in force;
•	contracts settled using an annuity payout plan, unless Annuity Payout Plan E is later surrendered;
•	death benefits; and
•	surrenders you make if your contract includes a “Waiver of Surrender Charges for Nursing Home Confinement” Annuity Endorsement. To the extent permitted by state law, we included this endorsement if you were under age 76 at contract issue. We will waive surrender charges that normally are assessed upon full or partial surrender if you provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse (except in New Jersey) are confined to a nursing home and have been for the prior 90 days. (See your endorsement for additional conditions and restrictions on this waiver.)
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.
Valuing Your Investment
We value your accounts as follows:
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•	the sum of your purchase payments and transfer amounts allocated to the fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and
•	minus any prorated portion of the contract administrative charge.

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Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge or a surrender charge.
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests.
The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders;
•	surrender charges; and/or
•	deduction of a prorated portion of the contract administrative charge.
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and
•	mortality and expense risk fees.

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Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.
Transferring Among Accounts
You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our service center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our service center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our service center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our service center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer policies” below.

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Transfer policies
•	Before annuity payouts begin, you may transfer contract values between the subaccounts. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.
•	You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
•	If we receive your request in good order within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.
•	If we receive your request in good order on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;

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•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

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How to request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers from the fixed account to the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional purchase payments if automated partial surrenders are in effect.
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automatic arrangement until the balance is adequate.
•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None

3 3 By phone
Call between 7 a.m. and 10 p.m. Central time:
1-800-862-7919
Minimum amount
Transfers or Surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

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Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our service center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our service center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our service center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our service center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
We may ask you to return the contract. You may have to pay a contract administrative charge and surrender charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).
Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take satisfy RMDs under the Code may reduce the value of certain death benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all of your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to the total contract value, unless requested otherwise. The minimum contract value after partial surrenders is $600.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other forms of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

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Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–	the surrender amount includes a purchase payment check that has not cleared;
–	the NYSE is closed, except for normal holiday and weekend closings;
–	trading on the NYSE is restricted, according to SEC rules;
–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–	the SEC permits us to delay payment for the protection of security holders.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
TSA–Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

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•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.
Participants in the Texas Optional Retirement Program
You cannot receive distributions before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:
•	surrender all or part of your contract at any time; and
•	move up your retirement date.
If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.
Participation in the Portland Public Schools TSA Program
We guarantee that your fixed account surrender value will not be less than the purchase payments (less amounts previously surrendered) provided:
•	you allocated all purchase payments only to the fixed account; and
•	you did not transfer money from the fixed account to any subaccount.
If you allocated payments to a subaccount or transferred money from the fixed account to a subaccount, the guarantee does not apply.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our service center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Benefits in Case of Death
We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
For contracts issued in all states except Texas:
If death occurs before the annuitant’s 75th birthday, the beneficiary receives the greatest of:
•	contract value;
•	contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or
•	purchase payments minus any surrenders.
If death occurs on or after the annuitant’s 75th birthday, the beneficiary receives the greater of:
•	contract value; or
•	contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.

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For contracts issued in Texas:
If death occurs before the annuitant’s 75th birthday, the beneficiary receives the greater of:
•	purchase payments minus any surrenders; or
•	contract value.
If death occurs on or after the annuitant’s 75th birthday, the beneficiary receives the contract value.
If you die before your retirement date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70½. If you attained age 70½ at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70½, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70½, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.
Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the latest day on which income payments may begin under the contract) or the date the death benefit is due and payable. If we determine that the death benefit has become payable, we will do a thorough search to locate all beneficiaries. If we are unable to locate a beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. There is also a presumption of abandonment that requires escheatment when a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner. If your beneficiary steps forward to claim escheated annuity proceeds (with the proper

26    RiverSource Flexible Portfolio Annuity — Prospectus

documentation), the state is obligated to pay any such proceeds it is holding. To prevent escheatment, it is important that you keep your beneficiary designations up to date, including complete names, current addresses and phone numbers as well as taxpayer identification numbers. Updates to your beneficiary designations should be sent to our service center.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges upon retirement but surrender charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date:
•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

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•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium taxes paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or
•	over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

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Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts are subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If you die before your retirement date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of annuitant;
•	because you become disabled (as defined in the Code);

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•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be the equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange, one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above..
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember

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that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding, instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);

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•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.

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Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% We may also pay ongoing trail commissions of up to 0.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

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•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its sales representatives to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its sales representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask the sales representative before you buy, how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits,

34    RiverSource Flexible Portfolio Annuity — Prospectus

market conduct examinations and other inquiries (including a multistate insurance department examination and a market conduct examination by the State of Minnesota). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

RiverSource Flexible Portfolio Annuity — Prospectus    35

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Independent Registered Public Accounting Firm	p. 4
Condensed Financial Information (Unaudited)	p. 5
Financial Statements

36    RiverSource Flexible Portfolio Annuity — Prospectus

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA.
Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2016 RiverSource Life Insurance Company. All rights reserved.
S-6161 CA (5/16)

PART B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated May 1, 2016, filed electronically as Part B to Post-Effective Amendment No.12 to Registration Statement No. 333-186218 is incorporated by reference.

PART C.

Item 24. Financial Statements and Exhibits

(a)	Financial statements included in Part B of this Registration Statement:

The audited financial statements of the RiverSource Variable Account 10 including:

Report of Independent Registered Public Accounting Firm dated April 20, 2016.

Statements of Assets and Liabilities for year ended Dec. 31, 2015.

Statements of Operations for year ended Dec. 31, 2015.

Statements of Changes in Net Assets for the years ended Dec. 31, 2015 and 2014.

Notes to Financial Statements.

The audited financial statements of the RiverSource Life Insurance Company:

Report of Independent Registered Public Accounting Firm dated February 25, 2016.

Consolidated Balance Sheets as of Dec. 31, 2015 and 2014.

Consolidated Statements of Income for years ended Dec. 31, 2015, 2014 and 2013.

Consolidated Statements of Comprehensive Income for years ended Dec. 31, 2015, 2014 and 2013.

Consolidated Statements of Shareholder’s Equity for the three years ended Dec. 31, 2014, 2013 and 2012.

Consolidated Statements of Cash Flows for years ended Dec. 31, 2015, 2014 and 2013.

Notes to Consolidated Financial Statements.

(b)	Exhibits:

1.1	Resolution of the Board of Directors of IDS Life establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

2.	Not applicable.

3.	Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1	Copy of Deferred Annuity Contract for non-qualified contract (form 31030), filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 2 to the Registration Statement No. 33-62407 is incorporated herein by reference.

4.2	Copy of Deferred Annuity Contract for tax qualified (form 31031), filed electronically as Exhibit 4.2 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

4.3	Copy of Deferred Annuity Contract for IRA (form 31032-IRA), filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

4.4	Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated by reference.

5.1	Copy of Application for IDS Life Variable Annuity (form 34055), filed electronically as Exhibit 5.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

5.2	Copy of Application for IDS Life Variable Annuity (form 34054), is filed electronically as Exhibit 5.2 to Post-Effective Amendment No. 3 to Registration Statement No. 33-62407 is incorporated herein by reference.

6.1	Copy of Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.3	Copy of Amended and Restated By-laws of RiverSource Life Insurance Company, filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated herein by reference.

7.	Not applicable.

8.1	Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h) (1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.3	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4	Copy of Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311 is incorporated herein by reference.

9.	Opinion of counsel and consent to its use as the legality of the securities being registered, filed electronically herewith.

10.	Consent of Independent Registered Public Accounting Firm, filed electronically herewith.

11.	None.

12.	Not applicable.

13.1	Power of Attorney to sign Amendment to this Registration Statement dated March 8, 2016 filed electronically as Exhibit 13 to Post-Effective Amendment No. 11 to Registration Statement No.333-186218, is incorporated herein by reference.

13.2	Power of Attorney for David K. Stewart to sign Amendment to this Registration Statement dated April 29, 2016 filed electronically as Exhibit 13.2 to Post-Effective Amendment No. 12 to Registration Statement No.333-186218, is incorporated herein by reference.

14.	Not applicable.

Item 25. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Company

Name	Principal Business Address*	Position and Offices With Depositor
John R. Woerner		Chairman of the Board and President

Gumer C. Alvero		Director and Executive Vice President – Annuities

Richard N. Bush		Senior Vice President – Corporate Tax

Steve M. Gathje		Director, Senior Vice President And Chief Actuary

James L. Hamalainen		Senior Vice President – Investments and Treasurer

Colin Lundgren		Director

Brian J. McGrane		Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore		Secretary

Jeninne C. McGee		Director

Jon Stenberg		Director and Executive Vice President – Life & Disability Insurance

*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise International Holdings GmbH***	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia
Threadneedle Investment Singapore (Pte.) Ltd.	Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Holdings Sàrl	Luxembourg
(Threadneedle subsidiary list is not included.)
Threadneedle EMEA Holdings 1, LLC	MN
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
TIC TPS Portland 35, LLC	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	DE
Seligman Partners, LLC	DE
RiverSource CDO Seed Investments, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio LLC	DE

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.
**	Registered Broker-Dealer

Item 27. Number of Contract owners

As of March 31, 2016 there were 192,007 non-qualified contract owners and 457,738 qualified contract owners.

Item 28.	Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor.

Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor. Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) RiverSource Distributors Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

James L. Hamalainen	Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

Item 29	(c)

RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION

RiverSource Distributors, Inc.	$425,969,636	None	None	None

Item 30.	Location of Accounts and Records

RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

(a)	Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 2nd day of May, 2016.

RiverSource Variable Account 10 (Registrant)

By	RiverSource Life Insurance Company
(Depositor)

By	/s/ John R. Woerner*
John R. Woerner
Chairman of the Board and President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of May, 2016.

/s/ John R. Woerner*	Chairman of the Board and President
John R. Woerner

/s/ Gumer C. Alvero*	Director and Executive Vice President – Annuities
Gumer C. Alvero

/s/ Richard N. Bush*	Senior Vice President – Corporate Tax
Richard N. Bush

/s/ Steve M. Gathje*	Director, Senior Vice President and Chief Actuary
Steve M. Gathje*

/s/ James L. Hamalainen*	Senior Vice President – Investments and Treasurer
James L. Hamalainen

/s/ Colin Lundgren	Director
Colin Lundgren

/s/ Brian J. McGrane*	Director, Executive Vice President and Chief Financial Officer
Brian J. McGrane

/s/ Jeninne C. McGee*	Director
Jeninne C. McGee

/s/ Jon Stenberg*	Director and Executive Vice President – Life and Disability Insurance
Jon Stenberg

/s/ David K. Stewart**	Senior Vice President and Controller
David K. Stewart

*	Signed pursuant to Power of Attorney dated March 8, 2016, filed electronically as Exhibit 13 to Post-Effective Amendment No. 11 to Registration Statement No. 333-186218, incorporated by reference herein, by:
**	Signed pursuant to Power of Attorney for David K. Stewart dated April 29, 2016, filed electronically as Exhibit 13.2 to Post-Effective Amendment No. 12 to Registration Statement No. 333-186218, incorporated by reference herein, by:

/s/ Timothy Crawford
Timothy Crawford
Vice President and Group Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 23

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A. The prospectus for RiverSource Flexible Portfolio Annuity.

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated May 1, 2016 filed electronically as Part B to Post-Effective Amendment No. 12 to Registration Statement No. 333-186218, is incorporated by reference.

Part C.	Other Information.

The signatures.

Exhibits.

EXHIBIT INDEX

9.	Opinion of Counsel and Consent to its use as to the legality of the securities being registered.

10.	Consent of Independent Registered Public Accounting Firm.